SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                              June 27, 2006
                              --------------
                              Date of Report
                    (Date of earliest event reported)


                          Reflect Scientific, Inc.
                          ------------------------
           (Exact name of registrant as specified in its charter)



    UTAH                        000-31377                      87-0642556
    -----                       ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                           970 Terra Bella Avenue
                       Mountain View, California 94043
                       -------------------------------
                   (Address of Principal Executive Offices)

                               (650) 960-0300
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
       (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

     (a) Effective as of June 27, 2006, the Registrant ("Reflect," the "Company," "we," "our," "us" and words of similar import) closed the Agreement and Plan of Merger (the "Merger Agreement" and the "Merger") among the Company; Cryomastor Acquisition Corporation, a California corporation and wholly-owned subsidiary of the Company ("Merger Subsidiary"); Cryomastor Inc., a California corporation ("Cryomastor"); J F Dain & E L Dain CO - T Tee Dain Family Revocable Trust U/A Dated 12/17/2001 (the "Dain Trust") and Nicholas J. Henneman ("Henneman")(collectively, the "Cryomastor Shareholders"); and John
F. Dain, individually ("Dain"). Pursuant to the Merger Agreement, the Merger Subsidiary has merged with and into Cryomastor with Cryomastor being the surviving corporation and becoming a wholly-owned subsidiary of the Company.
     Under the Merger Agreement, the Company has

     1. Issued 3,000,000 shares of its common stock that are "restricted securities" as defined in Rule 144, with no registration rights to have these securities included in a registration statement filed with the United States Securities and Exchange Commission (51% or 1,530,000 shares to the Dain Trust and 49% or 1,470,000 shares to Henneman);

     2. Paid $700,000 to the Cryomastor Shareholders, pro rata, in accordance with their respective interests in Cryomastor (51% or $357,000 to the Dain Trust and 49% or $343,000 to Henneman);

     3. Agreed to advance $300,000 to be utilized for the operations of Cryomastor and to support the design, development and continued marketing and production of Cryomastor Systems units on completion of the Maximum Offering as described below;

     4. Agreed to pay the $300,000 debt of Cryomastor to Dain for the assignment of U. S. Patent No. 6,804,976 B1, covering certain technology referred to herein as the "Cryomastor Systems," within ninety (90) days of the closing or on completion of the Maximum Offering as described below;

     5. Executed and delivered Employment Agreements pursuant to which Dain, Henneman and Elizabeth L. Dain ("Ms. Dain") will become employees of Cryomastor; and

     6. Agreed to pay to the Cryomastor Shareholders 2.5% of the of the gross annual revenue earned by the Company or Cryomastor or any affiliated entity, in connection with the license, sale or other distribution of the Cryomastor Systems technology (the "Cryomastor Revenue"). The foregoing payment shall not be due or payable or accrue unless and until the aggregate Cryomastor Revenue for a fiscal year is projected to exceed, or actually exceeds, three million dollars ($3,000,000). The foregoing payment shall be paid in "restricted" shares of the Company's common stock, without registration rights, valued at the greater of (i) "Market Value" at the time of the accrual of the payment; or (ii) $1.80 per share. "Market Value" shall mean the average of the bid and asked prices of the Company's common stock on the OTC Bulletin Board or any other nationally recognized medium on which it is publicly traded on the date or dates when such percentage payments are due and payable. The maximum aggregate amount of shares issuable hereunder shall be two million (2,000,000) shares. Payments shall be paid on a quarterly basis (within thirty [30] days of the end of each quarter) based on projected Cryomastor Revenue (payments based on actual Cryomastor Revenue shall be paid in one lump sum within thirty [30] days of the end of the fiscal period in which they were earned). Portions of the payments so paid shall be adjusted to reconcile the actual Cryomastor Revenue within thirty (30) days of the end of the fiscal year in which they were paid.

     Further, Cryomastor's name has been changed to "Cryometrix, Inc."; and the directors and executive officers of Cryomastor have resigned, and the directors and executive officers of the Company have been designated as the directors and executive officers of Cryomastor.

     As a part of the execution and delivery of the Merger Agreement, the Company commenced the offer and sale of a minimum of $1,000,000 from the sale of 1,000,000 shares (the "Minimum Offering"), or a maximum of $1,500,000 from the sale of 1,500,000 shares (the "Maximum Offering") of its "restricted" common stock at a price of $1.00 per share to "accredited investors" as outlined in its Confidential Private Placement Offering Memorandum (the "PPM") dated April 18, 2006, through the "best efforts" of a registered broker/dealer engaged for such offering.

     The Minimum Offering was achieved and the Merger Agreement was closed on June 27, 2006. On June 28, 2006, the Board of Directors of the Company extended the time to achieve the Maximum Offering to July 31, 2006.

     Following the closing of the Merger, including the Company's currently outstanding shares, the issuance of 3,000,000 shares pursuant to the Merger Agreement and 1,000,000 shares to the investors in the Minimum Offering, there are or will be on issuance, approximately 30,180,002 post-Merger Agreement outstanding shares of the Company common stock.

     A copy of the Merger Agreement, including all material exhibits and related instruments, was filed as an Exhibit to the 8-K Current Report of the Company filed April 25, 2006, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 9.01, Exhibit 2.1.

     As a part of the closing of the Merger, the Company and Dain, Henneman and Ms. Dain have executed Employment Agreements (the "Employment Agreements"). The Employment Agreements will cover Dain, Henneman and Ms.
Dain, in the following positions: John F. Dain   Technical Director; Nicholas
J. Henneman Director of Manufacturing; and Elizabeth L. Dain   Manager, Sales
and Marketing. The term of employment of each will be thirty-six months (36), with Dain and Henneman each to be paid $175,000 annually, in bi-weekly installments, and Ms. Dain to be paid $125,000, in bi-weekly installments. Each will devote their respective work efforts to the performance of the Employment Agreements; each will receive four (4) weeks vacation per year; and medical benefits for a period of twelve (12) months, after which, if the operations prove profitable, a co-pay plan will be adopted that will partially offset the employer's costs. There are non-competition provisions, provided, however, the All Temp Engineering business currently operated by the parties is not considered a competing business, so long as All Temp Engineering does not provide any products that compete with the products encompassed by U. S. Patent No. 6,804,974. the Company may terminate the Employment Agreements at any time without notice if an employee commits any material act of dishonesty, wrongfully discloses confidential information, is guilty of gross carelessness or misconduct, or unjustifiably neglects his or her duties under the Employment Agreements, or acts in any way that has a direct, substantial, and adverse effect on the Company's or Cryomastor's reputation. Further, the Company may terminate the Employment Agreements without cause after the first year of the term, if the business fails to attain its specific business goals, objectives or milestones as specified in it Business Plan and the Company's Board of Directors has determined that it should discontinue operations; otherwise, the Company may terminate any employee without cause after the first year of the term if the Company or Cryomastor pays severance in the amount of six (6) months salary. Copies of the Employment Agreements were filed as Exhibits to the initial 8-K Current Report filed April 25, 2006, which, by this reference, are incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 9.01, Exhibit 6.10 to
Exhibit 2.1.

Item 2.01     Completion of Acquisition or Disposition of Assets.

     See Item 1.01 that is incorporated herein by reference.

Item 3.01     Unregistered Sales of Equity Securities.

     See Item 1.01 that is incorporated herein by reference.

     On the closing of the Merger Agreement, we issued 3,000,000 shares of our common stock to the two (2) sole stockholders of Cryomastor in exchange for their common stock of Cryomastor. As a result of the Merger, Cryomastor became a wholly-owned subsidiary of the Company.

     Pursuant to the Company's PPM dated April 18, 2006, the Company has achieved the Minimum Offering by the sale of 1,018,500 shares of the Company's common stock, and will issue these shares to the respective investors. The time to achieve the Maximum Offering of 1,500,000 shares has been extended to July 31, 2006, and any additional shares sold pursuant to the PPM up to and including that date, will be issued to the respective investors.

Item 7.01  Regulation FD Disclosure

     See Exhibit 99, Press Release dated June 30, 2006, a copy of which is attached hereto and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

     (a) The required financial statements of Cryomastor will be provided within seventy-five (75) days of the date of this Current Report, or by September 11, 2006.

     (b) The required pro forma financial statements of the Company and Cryomastor, taking into account the Merger, will be provided within seventy-five (75) days of the date of this Current Report, or by September 11, 2006.

     (c)(i) Registrant's Exhibits:

     Attached hereto:
     ----------------

          2.1  Agreement of Merger filed with the State of California

         99    Press Release


     Incorporated by Reference:
     --------------------------

          2.1  Agreement and Plan of Merger*

                  Exhibit 5.4(b)   Written Consent of Cryomastor and
                                   the Cryomastor Shareholders*
                  Exhibit 5.4(c)   Investment Letters*
                  Exhibit 6.4(b) Consent of Directors of the Company and Consent of Directors and Sole
                                   Stockholder of Merger Subsidiary*
                  Exhibit 6.10     Employment Agreements*
                  Exhibit 6.11     Interim Financing Documents*

            *  Previously filed with the 8-K Current Report dated
              April 19, 2006, and filed with the Securities and Exchange Commission on April 25, 2006.

                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REFLECT SCIENTIFIC, INC.


Date:  6/30/06                            /s/ Kim Boyce
      --------------                    ------------------------
                                        Kim Boyce
                                        President and Director